EATON VANCE ASIAN SMALL COMPANIES FUND Supplement to Prospectus dated January 1, 2006

ASIAN SMALL COMPANIES FUND (FUND) CLOSED TO NEW INVESTORS

No later than May 19, 2006, the Fund will discontinue all sales of its shares, except shares purchased: (1) by existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) by qualified retirement plans that have selected the Fund as an investment option prior to May 19, 2006; or (3) by discretionary fee-based programs sponsored by broker-dealers that have invested in the Fund prior to May 19, 2006. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

May 5, 2006

ASCPS